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                                                                    EXHIBIT 99.2

                                     FORM OF
                          NOTICE OF GUARANTEED DELIVERY

                                 AAIPHARMA INC.

                              Offer to Exchange its
                 11% Senior Subordinated Exchange Notes due 2010
               that have been registered under the Securities Act
                       for any and all of its outstanding
                     11% Senior Subordinated Notes due 2010
                   that were issued and sold in a transaction
                       exempt from registration under the
                       Securities Act of 1933, as amended

                 Pursuant to the Prospectus dated July 1, 2002

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's 11% Senior Subordinated Notes due 2010 (the "Original Notes") are not immediately available, (ii) Original Notes, the Letter of Transmittal and all other required documents cannot be delivered to Wachovia Bank, National Association (the "Exchange Agent") on or prior to the Expiration Date or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Original Notes" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Original Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                  The Exchange Agent for the Exchange Offer is:

                       Wachovia Bank, National Association

                     By Mail                              By Overnight Carrier                           By Hand
       Wachovia Bank, National Association        Wachovia Bank, National Association      Wachovia Bank, National Association
         Corporate Trust Reorganization              Corporate Trust Reorganization                  40 Broad Street
        525 West W. T. Harris Blvd., 3C3           1525 West W. T. Harris Blvd., 3C3              5th Floor, Suite 550
         Charlotte, North Carolina 28288            Charlotte, North Carolina 28262             New York, New York 10004
             Attn: Laura Richardson                      Attn: Laura Richardson

                                                       By Facsimile Transmission:
                                                    (For Eligible Institutions Only)
                                                             (704) 590-7628

                                                        To confirm by Telephone
                                                             (704) 590-7408

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         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY OTHER THAN AS SET FORTH
ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.


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Ladies and Gentlemen:

         The undersigned hereby tenders to aaiPharma Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated July 1, 2002 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

Aggregate Principal Amount:  $                       Name(s) of Registered Holder(s):
                              -----------------                                        ----------------------------

Amount Tendered:  $                          *
                   --------------------------        --------------------------------------------------------------

Certificate No(s) (if available):
                                   --------------------------------------------------------------------------------

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$
 ------------------------------------------------------------------------------------------------------------------
                      (Total Principal Amount Represented by Original Notes Certificate(s))

If Original Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
                     -----------------------------------------------------------

Date:
       -------------------------------------------------------------------------

* Must be in integral multiples of $1,000.
 -------------------------------------------------------------------------------

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X
 -------------------------------------------------      ------------------------

X
 -------------------------------------------------      ------------------------
 Signature(s) of Owner(s) or Authorized Signatory                Date


Area Code and Telephone Number:
                                 -----------------------------------------------

         Must be signed by the holder(s) of the Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, provide proper evidence satisfactory to the Company of such person's authority to so act.


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                                 Please print name(s) and address(es)
Name(s):
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

Capacity:
                  --------------------------------------------------------------

Address(es):
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                              GUARANTEE OF DELIVERY

                    (Not to be used for signature guarantee)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Original Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof) and the Original Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

----------------------------------        --------------------------------------
         Name of Firm                               Authorized Signature

----------------------------------        --------------------------------------
          Address                                         Title

----------------------------------                (Please Type or Print)
          Zip Code

Area Code and Telephone Number:                         Date:
                                 -----------------             -----------------

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING DEBT WITH THIS FORM. CERTIFICATES FOR OUTSTANDING DEBT SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.